UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): October 27, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2022, the Board of Directors (the “Board”) of Stem, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Bylaws”), which further amend the Company’s Second Amended and Restated Bylaws. The Amended and Restated Bylaws became effective immediately.

The amendments update various provisions of the Company’s prior Bylaws primarily to address the universal proxy rules adopted by the Securities and Exchange Commission (the “SEC”), and to align certain requirements for persons nominated to the Board pursuant to the SEC’s universal proxy rules and the advance notice provisions of the prior Bylaws.

In addition, the amendments update various provisions of the prior Bylaws to reflect certain amendments to the Delaware General Corporation Law, including clarifying the adjournment procedures for virtual meetings of stockholders and eliminating the requirement that the list of stockholders be available for inspection at meetings of stockholders.

The amendments also include various conforming, technical and other non-substantive changes.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is included as Exhibit 3 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
Exhibit No.         Description
3            Amended and Restated Bylaws of Stem, Inc.
104            Cover Page Interactive Data File, (embedded within the inline XBRL Document).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: October 28, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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